UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2008

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	1-7845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Assignment and Assumption of Credit Agreement.

On April 10, 2008 the Company consented to the assignment and assumption by certain banking institutions that are parties to the Company’s $600 million multi-currency revolving credit agreement, dated August 5, 2005, as amended (“Credit Agreement”). HSBC Bank USA National Association assigned $20 million of its $40 million lending commitment to ABN AMRO Bank, N.V., retaining a $20 million commitment. BNP Paribas assigned $15 million of its $40 million lending commitment to ABN AMRO Bank, N.V., and $5 million of such commitment to Arvest Bank. BNP Paribas retained a $20 million commitment. ABN AMRO Bank, N.V. and Arvest Bank agreed to assume the respective obligations assigned to each of them under the Credit Agreement. Below is a listing of the current participating banks along with their respective lending commitments under the Credit Agreement.

Lender	Commitment
JPMorgan Chase Bank, N.A.	$70,000,000
Wachovia Bank, N.A.	70,000,000
Bank of America, N.A.	65,000,000
U.S. Bank National Association	50,000,000
Wells Fargo Bank, National Association	50,000,000
SunTrust Bank	40,000,000
Toronto Dominion (Texas) LLC	40,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.	40,000,000
ABN AMRO Bank, N.V.	35,000,000
Comerica Bank	30,000,000
UMB Bank	30,000,000
Arvest Bank	25,000,000
BNP Paribas	20,000,000
HSBC Bank USA National Association	20,000,000
Bank of China, New York Branch	15,000,000

Total	$600,000,000

Reference is made to (i) the Credit Agreement, dated August 5, 2005 among the Company, Wachovia Bank, N.A. as syndication agent, JPMorgan Chase Bank, N.A. as administrative agent, and the participating banking institutions, filed August 9, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K; (ii) the First Amendment to Credit Agreement, dated July 31, 2006, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions, filed August 3, 2006 as Exhibit 10.1 to the Company’s Form 10-Q; (iii) the Second Amendment to Credit Agreement, dated May 1, 2007, among the Company, JPMorgan Chase Bank, N.A. as administrative agent, and the participating banking institutions, filed May 4, 2007 as Exhibit 10.3 to the Company’s Form 8-K; (iv) the Assignment and Assumption, dated February 22, 2008 between Bank of America, N.A. and Bank of Tokyo-Mitsubishi UFJ, Ltd., (regarding the lending commitment under the Company’s Credit Agreement), filed February 26, 2008 as Exhibit 10.20.1 to the Company’s Form 10-K for the year ended December 31, 2007; and (v) the Assignment and Assumption, dated February 22, 2008 between The Bank of New York and Comerica Bank (regarding the lending commitment under the Company’s Credit Agreement), filed February 26, 2008 as Exhibit 10.20.2 to the Company’s Form 10-K for the year ended December 31, 2007.

The listed banks and/or their affiliates have provided, from time to time, and may continue to provide commercial banking and related services, as well as investment banking, financial advisory and other services to us and/or our affiliates, for which we have paid, and intend to pay, customary fees, and in some cases, out of pocket expenses.

The foregoing is only a summary of certain terms and conditions of the Assignment and Assumption agreements and is qualified in its entirety by reference to such agreements. The Assignment and Assumption between HSBC Bank USA National Association and ABN AMRO Bank, N.V., the Assignment and Assumption between BNP Paribas and ABN AMRO Bank, N.V., and the Assignment and Assumption between BNP Paribas and Arvest Bank are attached hereto and incorporated herein as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Assignment and Assumption between HSBC Bank USA National Association and ABN AMRO Bank, N.V., dated April 10, 2008 (regarding the lending commitment under the Company’s Credit Agreement)

10.2	Assignment and Assumption between BNP Paribas and ABN AMRO Bank, N.V., dated April 10, 2008 (regarding the lending commitment under the Company’s Credit Agreement)

10.3	Assignment and Assumption between BNP Paribas and Arvest Bank, dated April 10, 2008 (regarding the lending commitment under the Company’s Credit Agreement)

10.4	Credit Agreement, dated August 5, 2005 among the Company, Wachovia Bank, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 9, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, is incorporated by reference. (SEC File No. 1-7845)

10.5	First Amendment to Credit Agreement, dated July 31, 2006, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions, filed August 3, 2006 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, is incorporated by reference. (SEC File No. 1-7845)

10.6	Second Amendment to Credit Agreement, dated May 1, 2007, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions, filed May 4, 2007 as Exhibit 10.3 to the Company’s Current Report on Form 8-K, is incorporated by reference. (SEC File No. 1-7845)

10.7	Assignment and Assumption between Bank of America, N.A. and Bank of Tokyo-Mitsubishi UFJ, Ltd., dated February 22, 2008 (regarding the lending commitment under the Company’s Credit Agreement) , filed February 26, 2008 as Exhibit 10.20.1 to the Company’s Form 10-K for the year ended December 31, 2007, is incorporated by reference. (SEC File No. 1-7845)

10.8	Assignment and Assumption between The Bank of New York and Comerica Bank, dated February 22, 2008 (regarding the lending commitment under the Company’s Credit Agreement), filed February 26, 2008 as Exhibit 10.20.2 to the Company’s Form 10-K for the year ended December 31, 2007, is incorporated by reference. (SEC File No. 1-7845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 11, 2008	By:	/s/ Ernest C. Jett
Ernest C. Jett Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Assignment and Assumption between HSBC Bank USA National Association and ABN AMRO Bank, N.V., dated April 10, 2008 (regarding the lending commitment under the Company’s Credit Agreement)

10.2	Assignment and Assumption between BNP Paribas and ABN AMRO Bank, N.V., dated April 10, 2008 (regarding the lending commitment under the Company’s Credit Agreement)

10.3	Assignment and Assumption between BNP Paribas and Arvest Bank, dated April 10, 2008 (regarding the lending commitment under the Company’s Credit Agreement)

10.4	Credit Agreement, dated August 5, 2005 among the Company, Wachovia Bank, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 9, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, is incorporated by reference. (SEC File No. 1-7845)

10.5	First Amendment to Credit Agreement, dated July 31, 2006, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions, filed August 3, 2006 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, is incorporated by reference. (SEC File No. 1-7845)

10.6	Second Amendment to Credit Agreement, dated May 1, 2007, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions, filed May 4, 2007 as Exhibit 10.3 to the Company’s Current Report on Form 8-K, is incorporated by reference. (SEC File No. 1-7845)

10.7	Assignment and Assumption between Bank of America, N.A. and Bank of Tokyo-Mitsubishi UFJ, Ltd., dated February 22, 2008 (regarding the lending commitment under the Company’s Credit Agreement) , filed February 26, 2008 as Exhibit 10.20.1 to the Company’s Form 10-K for the year ended December 31, 2007, is incorporated by reference. (SEC File No. 1-7845)

10.8	Assignment and Assumption between The Bank of New York and Comerica Bank, dated February 22, 2008 (regarding the lending commitment under the Company’s Credit Agreement), filed February 26, 2008 as Exhibit 10.20.2 to the Company’s Form 10-K for the year ended December 31, 2007, is incorporated by reference. (SEC File No. 1-7845)